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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 8, 1999, incorporated by reference in the Annual Report on Form 10-K of National Service Industries, Inc. for the fiscal year ended August 31, 1999 and to all references to our firm included in this Registration Statement.



                                                     /s/ Arthur Andersen LLP

Atlanta, Georgia
April 27, 2000


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